SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 5, 2011
ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)
(704) 731-1500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 5, 2011, in accordance with previously announced plans, William Dries retired as the Chief Financial Officer of EnPro Industries, Inc. (the “Company”) and Alexander W. Pease was appointed as the Company’s Chief Financial Officer. Mr. Dries continues to serve as a Senior Vice President of the Company until his anticipated retirement from the Company on September 11, 2011, his 60th birthday.
     Mr. Pease joined the Company as a Senior Vice President on February 28, 2011. Biographical information regarding Mr. Pease is included in Item 5.02 of the Company’s Form 8-K dated January 13, 2011, which information is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a)	The Company held its 2011 annual meeting of shareholders on May 5, 2011.

(b)	The following sets forth the voting results on each of the matters voted upon at the annual meeting:
Proposal 1. Election of Directors
     Each of the following individuals was elected as a director at the annual meeting.

	No. of Votes	No. of Votes	No. of Broker
Nominee	"For"	“Withheld”	Non-votes
J.P. Bolduc	16,838,640	428,030
Peter C. Browning	15,357,360	1,909,310
Diane C. Creel	16,836,536	430,134
Don DeFosset	16,837,550	429,120
Gordon D. Harnett	16,794,345	472,325
David L. Hauser	16,842,792	423,878
Stephen E. Macadam	16,752,188	514,482
Wilbur J. Prezzano, Jr.	16,448,722	817,948
All Directors			1,630,904

Proposal 2. Adoption of a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the annual meeting.

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes

15,912,018	1,337,450	17,202	1,630,904
Proposal 3. Selection, on an advisory basis, of the frequency of future shareholder advisory votes to approve the compensation of the Company’s named executive officers.

No. of Votes for “Every One Year”	No. of Votes for “Every Two Years”	No. of Votes for “Every Three Years”	No. of Abstentions	No. of Broker Non-votes

15,484,314	19,375	1,699,208	63,773	0
Proposal 4. Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2011.

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes

18,287,679	604,215	5,680	0
(d) The Company’s Board of Directors has determined to hold an advisory vote of the shareholders to approve the compensation paid to the Company’s named executive officers at each annual meeting (every one year) until the next required advisory vote of the shareholders to select the frequency of future advisory votes on executive compensation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 9, 2011

ENPRO INDUSTRIES, INC.
By:	/s/ Richard L. Magee
Richard L. Magee
Senior Vice President, General Counsel and Secretary

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